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AMENDMENT NO. 1

        THIS AMENDMENT NO. 1 (this "Amendment"), dated as of October 4, 2000, to the Credit Agreement referenced below, is by and among SABRE INC., a Delaware corporation (the "Borrower"), the Lenders identified on the signature pages hereto, and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

W I T N E S S E T H

        WHEREAS, a $300 million revolving credit facility has been established in favor of the Borrower pursuant to the terms of that Credit Agreement dated as of February 4, 2000 (as amended and modified, the "Credit Agreement") among the Borrower, the Lenders identified therein, and Bank of America, N.A., as Administrative Agent;

        WHEREAS, the Borrower has requested certain modifications under the Credit Agreement which require the consent of the Requisite Lenders; and

        WHEREAS, the Requisite Lenders have consented to the requested modifications on the terms and conditions set forth herein;

        NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Section 7.05(b) of the Credit Agreement is hereby amended and modified to read as follows:

          (b)  Consolidated Net Worth. Permit Consolidated Net Worth at any time to be less than the sum of $553,602,400, plus on a cumulative basis as of the end of each fiscal quarter of Parent and its Consolidated Subsidiaries, commencing with the fiscal quarter ending September 30, 2000, an amount equal to fifty percent (50%) of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended, plus fifty percent (50%) of the net proceeds from Equity Issuances occurring after June 30, 2000, minus amounts used to repurchase or redeem capital stock of Parent during the fiscal quarter then ended.

        2.    This Amendment shall become effective immediately upon receipt by the Administrative Agent, in form and substance satisfactory to the Administrative Agent, of each of the following:

          (a)  duly executed copies of this Amendment from the Borrower and the Requisite Lenders; and

          (b)  all fees, if any, owing in connection with this Amendment, including without limitation, to each consenting Lender (including the Administrative Agent) that executes and delivers this Amendment by the signing deadline, a nonrefundable amendment fee equal to 0.03% of the aggregate amount of such Lender's Commitment, which fees shall be deemed fully earned and due and payable on the effective date of this Amendment.

        3.    The Borrower hereby represents and warrants in connection herewith that as of the date hereof (after giving effect hereto) (i) the representations and warranties set forth in the Loan Documents are true and correct in all material respects (except those which expressly relate to an earlier date), and (ii) after the effective date of this Amendment, no Default or Event of Default exists under the Credit Agreement.

        4.    Except as expressly amended or modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents remain in full force and effect.

        5.    The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent's legal counsel.

        6.    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

        7.    This Amendment shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of New York.

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        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	SABRE INC., a Delaware corporation
By: /s/ Name: Title:
LENDERS:	BANK OF AMERICA, N.A., as Administrative Agent, a Lender and Issuing Lender
By: /s/ Name: Title:
BANK ONE, TEXAS, N.A.
By: /s/ Name: Title:
STATE BANK OF INDIA
By: /s/ Name: Title:
SUNTRUST BANK
By: /s/ Name: Title:

THE TOKAI BANK LTD., NEW YORK BRANCH
By: /s/ Name: Title:
CITIBANK, N.A.
By: /s/ Name: Title:
FIRST UNION NATIONAL BANK
By: /s/ Name: Title:
THE SANWA BANK, LIMITED
By: /s/ Name: Title:
THE NORINCHUKIN BANK, NEW YORK BRANCH
By: /s/ Name: Title:

BANCA NAZIONALE DEL LAVORO SPA
By: /s/ Name: Title:
THE SUMITOMO BANK, LIMITED
By: /s/ Name: Title:
WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION
By: /s/ Name: Title:

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AMENDMENT NO. 1